Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Cao Yu, Principal Financial Officer of FiEE, Inc., certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of FiEE, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2026	By:	/s/ Cao Yu
Cao Yu
Principal Financial Officer